UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 8, 2020

THE BRINK’S COMPANY
(Exact name of registrant as specified in its charter)

Virginia	001-09148	54-1317776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1801 Bayberry Court
P. O. Box 18100
Richmond, VA 23226-8100
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (804) 289-9600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	BCO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule
405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 8, 2020, the Company held its Annual Meeting of Shareholders.  At this meeting, the Company’s shareholders (i) elected each of the persons listed below as a director for a term expiring in 2021, (ii) approved an advisory resolution on named executive officer compensation; and (iii) approved KPMG LLP as the Company’s independent registered accounting firm for 2020.

The Company’s shareholders voted as follows:

Proposal 1 - Election of Directors for terms expiring in 2021

	For	Against	Abstain	Broker Non-Votes

Kathie J. Andrade	43,751,889	45,922	18,641	1,833,937

Paul G. Boynton	43,388,209	409,686	18,557	1,833,937

Ian D. Clough	43,751,287	46,648	18,517	1,833,937

Susan E. Docherty	42,790,716	1,007,780	17,956	1,833,937

Reginald D. Hedgebeth	43,694,196	103,839	18,417	1,833,937

Michael J. Herling	42,632,801	1,165,737	17,914	1,833,937

Douglas A. Pertz	43,749,507	47,607	19,338	1,833,937

George I. Stoeckert	43,304,117	47,607	172,917	1,833,937

Shareholders elected the nominees with at least 97% of the votes cast in favor of each of the nominees.

Proposal 2 - Approval of an advisory resolution on named executive officer compensation

For	Against	Abstain	Broker Non-Votes
39,260,315	4,534,216	21,921	1,833,937

Shareholders approved the advisory resolution on named executive officer compensation with approximately 90% of the votes cast in favor.

Proposal 3 - Approval of KPMG LLP as the Company’s independent registered public accounting firm for 2020

For	Against	Abstain	Broker Non-Votes
45,573,433	60,047	16,909	0

Shareholders approved KPMG LLP as the Company’s independent registered public accounting firm with approximately 99% of the votes cast in favor.

(d)	Exhibits

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE BRINK’S COMPANY (Registrant)

Date: May 11, 2020	By:	/s/ Dana C. O'Brien
Dana C. O'Brien
Senior Vice President and General Counsel